SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549

                            --------------------

                                  FORM 8-K

                               CURRENT REPORT
                   PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

     Date of report (Date of earliest event reported): September 2, 2003

                           NEWELL RUBBERMAID INC.
           (Exact Name of Registrant as Specified in Its Charter)


        Delaware                 1-9608              36-3514169
     (State or Other           (Commission          (IRS Employer
       Jurisdiction            File Number)       Identification No.)
     of Incorporation)




        Deerfield Corporate Centre One
        13010 Morris Road, Suite 100
        Alpharetta, Georgia                       30004
   (Address of Principal Executive Offices)     (Zip Code)

   Registrant's telephone number, including area code: (770) 670-2232







   Item 5.   Other Events.

   On September 2, 2003, the Registrant issued a press release announcing its appointment of three key executives to expanded roles. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.


   Item 7.   Financial Statements, Pro Forma Financial Statements and
             Exhibits

             (c)  Exhibits.

                  Exhibit
                  Number         Description
                  -------        -----------

                  99.1 Press Release dated September 2, 2003, issued by Newell Rubbermaid Inc.







                                 SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      NEWELL RUBBERMAID INC.



   Date:  September 2, 2003           By:      /s/ Dale L. Matschullat
                                           ------------------------------
                                               Dale L. Matschullat
                                               Vice President - General
                                               Counsel and Corporate
                                               Secretary







                                EXHIBIT INDEX


   Exhibit No.    Description
   -----------    ------------

   99.1           Press Release dated September 2, 2003, issued by Newell
                  Rubbermaid Inc.